UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 25, 2007 (April 25, 2007)

THORIUM POWER, LTD.
(Exact name of small business issuer as specified in its charter)

Nevada	000-28535	91-1975651
(State or other jurisdiction of	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8300 Greensboro Drive, Suite 800, McLean, VA 22102
(Address of Principal Executive Offices)

800-685-8082
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

Thorium Power, Ltd. (the “Company”) is filing this current report on Form 8-K to disclose the presentation to be made by the Company on April 25, 2007 at its 2007 Annual Stockholders’ Meeting (the “Meeting”) in order to avoid the selective disclosure of any material nonpublic information at the Meeting, and as a service to those investors who were unable to attend the Meeting. The Company’s presentation materials are attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description

99.1	Slide Presentation of Thorium Power, Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, in the City of Reno, Nevada on April 25, 2007.

THORIUM POWER, LTD.

By:	/s/ Seth Grae
Seth Grae
President and Chief Executive Officer

EXHIBIT INDEX

99.1	Slide Presentation of Thorium Power, Ltd.